Exhibit 99.2

QuantumScape

NEXT-GENERATION SOLID-STATE BATTERIES

December, 2020

Forward Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws and information based on management’s current expectations as of the date of this presentation. All statements other than statements of historical fact contained in this presentation, including statements regarding QuantumScape’s future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, projected factory economics, pro forma information, and plans and objectives for future operations and products are forward-looking statements. When used in this presentation, the words “may,” “will,” “estimate,” “pro forma,” “expect,” “plan,” “believe,” “potential,” “predict,” “target,” “should,” “would,” “could,” “continue,” “believe,” “project,” “intend, anticipates the negative of such terms and other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. QuantumScape cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of QuantumScape, incident to its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Many of these factors are outside QuantumScape’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) QuantumScape faces significant barriers in its attempts to produce a solid-state battery cell and may not be able to successfully develop its solid-state battery cell, which will negatively impact the business; (ii) if QuantumScape’s batteries fail to perform as expected, QuantumScape’s ability to develop, market and sell its batteries could be harmed; (iii) QuantumScape may encounter substantial delays in the design, manufacture, regulatory approval, and launch of QuantumScape’s solid-state battery cells, which could prevent QuantumScape from commercializing any products it determines to develop on a timely basis, if at all; (iv) QuantumScape has a relatively short operating history and operates in a rapidly evolving industry, which makes it difficult to evaluate future prospects and may increase the risk that it will not continue to be successful; (v) QuantumScape may be unable to adequately control the costs associated with its operations and the components necessary to build its solid-state battery cells; (vi) QuantumScape may not be successful in competing in the battery market industry or establishing and maintaining confidence in its long-term business prospectus among current and future partners and customers and (vii) the duration and impact of the COVID-19 pandemic on QuantumScape's business. QuantumScape cautions that the foregoing list of factors is not exclusive. QuantumScape cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Further information about factors that could materially affect QuantumScape, including its results of operations and financial condition, is set forth under the “Risk Factors” section in the Form 8-K filed by QuantumScape with the SEC on December 2, 2020. Except as otherwise required by applicable law, QuantumScape disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. QuantumScape cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of QuantumScape. Should underlying assumptions prove incorrect, actual results and projections could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in QuantumScape’s periodic filings with the SEC. QuantumScape’s SEC filings are available publicly on the SEC’s website at www.sec.gov.Forward Looking Statements This presentation contains forward-looking statements within the meaning of the federal securities laws and information based on management’s current expectations as of the date of this presentation. All statements other than statements of historical fact contained in this presentation, including statements regarding QuantumScape’s future operating results, financial position, business strategy, addressable market, anticipated benefits of its technologies, projected factory economics, pro forma information, and plans and objectives for future operations and products are forward-looking statements. When used in this presentation, the words “may,” “will,” “estimate,” “pro forma,” “expect,” “plan,” “believe,” “potential,” “predict,” “target,” “should,” “would,” “could,” “continue,” “believe,” “project,” “intend, anticipates the negative of such terms and other similar expressions are intended to identify forward- looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations, assumptions, hopes, beliefs, intentions and strategies regarding future events and are based on currently available information as to the outcome and timing of future events. QuantumScape cautions you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of QuantumScape, incident to its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Many of these factors are outside QuantumScape’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (i) QuantumScape faces significant barriers in its attempts to produce a solid-state battery cell and may not be able to successfully develop its solid-state battery cell, which will negatively impact the business; (ii) if QuantumScape’s batteries fail to perform as expected, QuantumScape’s ability to develop, market and sell its batteries could be harmed; (iii) QuantumScape may encounter substantial delays in the design, manufacture, regulatory approval, and launch of QuantumScape’s solid-state battery cells, which could prevent QuantumScape from commercializing any products it determines to develop on a timely basis, if at all; (iv) QuantumScape has a relatively short operating history and operates in a rapidly evolving industry, which makes it difficult to evaluate future prospects and may increase the risk that it will not continue to be successful; (v) QuantumScape may be unable to adequately control the costs associated with its operations and the components necessary to build its solid-state battery cells; (vi) QuantumScape may not be successful in competing in the battery market industry or establishing and maintaining confidence in its long-term business prospectus among current and future partners and customers and (vii) the duration and impact of the COVID-19 pandemic on QuantumScape's business. QuantumScape cautions that the foregoing list of factors is not exclusive. QuantumScape cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Further information about factors that could materially affect QuantumScape, including its results of operations and financial condition, is set forth under the “Risk Factors” section in the Form 8-K filed by QuantumScape with the SEC on December 2, 2020. Except as otherwise required by applicable law, QuantumScape disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation. QuantumScape cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of QuantumScape. Should underlying assumptions prove incorrect, actual results and projections could different materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in QuantumScape’s periodic filings with the SEC. QuantumScape’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Agenda

QuantumScape Overview and Results	Jagdeep Singh, CEO
Battery Science Panel	*Dr. David Danielson (Moderator)* • Dr. Stanley Whittingham • Dr. Paul Albertus • Dr. Venkat Viswanathan • Dr. Tim Holme
Commercial Impact on EVs Panel	*Dr. David Danielson (Moderator)* • Dr. Jurgen Leohold • JB Straubel
Questions & Answers	Jagdeep Singh, CEO

QuantumScape

Management Team

Select Management Team Members



JAGDEEP SINGH
Founder / CEO
(Chairman)

- Founder / CEO Infinera (NASDAQ: INFN); Lightera, now Ciena (NASDAQ: CIEN); OnFiber, now Qwest; AirSoft
- MS Computer Science, Stanford

Infinera ciena



PROF. FRITZ PRINZ
Founder & Chief Scientific Advisor (Board Member)

- Chair, Mechanical Engineering, Stanford
- Professor, Materials Science, Stanford
- PhD, Physics, University of Vienna

Stanford University University of Vienna



DR. TIM HOLME
Founder & Chief Technology Officer

- Research Associate, Stanford
- Ph.D. & MS Mechanical Engineering, Stanford
- BS Physics, Stanford

Stanford University



DR. MOHIT SINGH
Chief Development Officer

- CTO and co-founder, SEEO
- Solid-state energy storage world expert
- Ph.D. Chem & Biomol Eng, Tulane
- Postdoc, Polymers, Berkeley

Berkeley SEEO



KEVIN HETTRICH
Chief Financial Officer

- Bain Capital
- McKinsey & Company
- US Department of Energy
- MBA & MS, Stanford

BainCapital McKinsey & Company



HOWARD LUKENS
Chief Sales Officer

- VP WW Sales, Infinera (NASDAQ: INFN)
- VP Strategic Sales, Ciena, (NASDAQ: CIEN)
- VP WW Sales, Lightera

Infinera ciena



JAY UNDERWOOD
Vice President, Sales

- Sales Director, Northern Europe, Infinera
- Product Planning, Infinera
- MS Technology

Infinera



MIKE MCCARTHY
Chief Legal Officer & Head of Corp. Dev.

- CLO & CAO, Infinera (NASDAQ: INFN)
- SVP & General Counsel, Ciena (NASDAQ: CIEN)
- J.D. Vanderbilt

Infinera ciena

QuantumScape

KENSINGTON CAPITAL ACQUISITION CORP JOHN DOERR JB STRAUBEL JUSTIN MIRRO • Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sector • Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial Backed by relationships DIPENDER JÜRGEN BRAD BUSS • Track record of creating significant SALUJA LEOHOLD shareholder value in automotive Leading businesses Investors EXISTING INVESTORS SELECT BOARD MEMBERS AND INVESTORS FRANK BLOME Bill Gates (1) Pro forma for $388mm Series F financing; $188mm anticipated to fund concurrent with PIPE; $100mm of Volkswagen's investment anticipated to fund on December 1, 2020 and $100mm is subject to technical milestones. Note: Volkswagen will receive an additional board seat when the first tranche of its Series F investment closes. Kensington board member will be added after the transaction closes.KENSINGTON CAPITAL ACQUISITION CORP JOHN DOERR JB STRAUBEL JUSTIN MIRRO • Management and board with extensive public company experience and operating capabilities in the automotive and automotive-related sector • Relevant automotive experience to optimize program launches and capital deployment while facilitating commercial Backed by relationships DIPENDER JÜRGEN BRAD BUSS • Track record of creating significant SALUJA LEOHOLD shareholder value in automotive Leading businesses Investors EXISTING INVESTORS SELECT BOARD MEMBERS AND INVESTORS FRANK BLOME Bill Gates (1) Pro forma for $388mm Series F financing; $188mm anticipated to fund concurrent with PIPE; $100mm of Volkswagen's investment anticipated to fund on December 1, 2020 and $100mm is subject to technical milestones. Note: Volkswagen will receive an additional board seat when the first tranche of its Series F investment closes. Kensington board member will be added after the transaction closes.

QuantumScape

By the Numbers

>$1.5B of Committed Capital[1]

Over $300M spent on development to date

10 Years of R&D Investment

Founded in 2010

250+ Employees

World Class Next-gen Battery Development Team

200+ Patents[2]

Materials, Use and Process

Extensive Trade Secrets

Processes and Intellectual Property

1. Prior to its merger with Kensington, QuantumScape secured over $800 million in committed funds. With the addition of the $700 million from its merger with Kensington and subsequent PIPE financing, QuantumScape will have received more than $1.5 billion in commitments to date
2. Includes patents and patent applications.

Volkswagen Committed to QuantumScape Technology

Volkswagen Group Overview

VOLKSWAGEN
AKTIENGESELLSCHAFT

- ~11 million vehicles produced in FY2019
- ~$38 billion investment in electric mobility by 2024
- Plans to launch ~70 electric vehicle models and produce 22 million electric vehicles by 2029

Select Brands

Volkswagen Partners with QuantumScape

1. Corporate funding commitment of $300+ million
2. Strong relationship since 2012, including development collaboration, testing of prototype cells and representation on the QS board of directors
3. Founded a JV to prepare for the mass production of solid-state batteries for Volkswagen

"Volkswagen has become the largest shareholder of QuantumScape. Our US$100 million investment is a key building block in the Group's battery strategy. One of the long-term targets is to establish a production line for solid-state batteries by 2025."

- Herbert Diess, Volkswagen AG CEO

"The Volkswagen Group has established a joint venture with QuantumScape, a manufacturer of solid-state batteries. The shared goal of the companies is large-scale production..."

- Oliver Blume, Porsche CEO

"In June 2020, the Volkswagen Group also announced plans to increase its shareholding in the US battery specialist QuantumScape. The objective is to promote the joint development of solid-state battery technology. In the future, solid-state batteries should result in a significantly increased range and faster charge times. They are regarded as the most promising approach to electric mobility for generations to come. Volkswagen has already been collaborating with QuantumScape since 2012 and is the largest automotive shareholder thus far. Both founded a joint venture in 2018, the aim of which is to prepare the mass production of solid-state batteries for Volkswagen."

- Volkswagen Group Half-Yearly Financial Report, July 2020

Source: Volkswagen AG Half-Yearly Financial Report published July-2020, 2019 Annual Report published Mar-2020, press releases published Mar-2019, Nov-2019 and Jun-2020, Half-year press conference published Aug-2018; Porsche Annual Press Conference published Mar-2019). Page 18 based on Volkswagen AG press release published Sep-2018.

QuantumScape

Need battery breakthrough to enable electrification of remaining 98% of market



2% PHEV + BEV Penetration[2]

Customer Requirements for Mass Market Adoption

Energy / Capacity
>300 mile range

Fast Charging
Charge in <15 min

Cost
< $30K, 300 mile EVs

Battery Lifetime
>12 years, >150k miles

Safety
Solid, non-oxidizable separator

QuantumScape

Source: International Organization of Motor Vehicle Manufacturers (OICA); IEA
(1) Based on 2019 global vehicle production; includes passenger vehicles, heavy trucks, buses and coaches (OICA). Battery opportunity assumes $100 / KWh and 50KWh+ battery pack.
(2) % of Global Car Stock in 2019 (IEA).

Lithium-Metal Anode is Required for High Energy Density And Lithium metal anode requires a solid-state separator 600 Lithium-Metal Lithium-Metal Anode Required Key Takeaways Anode 500 Lithium-Metal Batteries Lithium-metal anode 400 necessary to achieve high energy density Graphite / Silicon 300 Conventional Anode Lithium-Ion Lithium-metal cannot be Graphite Anode Batteries 200 used without a solid-state separator 100 0 Cathode Material Source: Andre et al, J Mater Chem A, (2015) 6709 Modeled Cell Energy Density (Wh/kg) LiFeBO3 LiVPO4F LiMnPO4 LiNi0.5Mn1.5O4 HE-NMC Li2MnSiO4(2Li) NMC811 NCA FeF2 CoF2 NiF2 FeF3Lithium-Metal Anode is Required for High Energy Density And Lithium metal anode requires a solid-state separator 600 Lithium-Metal Lithium-Metal Anode Required Key Takeaways Anode 500 Lithium-Metal Batteries Lithium-metal anode 400 necessary to achieve high energy density Graphite / Silicon 300 Conventional Anode Lithium-Ion Lithium-metal cannot be Graphite Anode Batteries 200 used without a solid-state separator 100 0 Cathode Material Source: Andre et al, J Mater Chem A, (2015) 6709 Modeled Cell Energy Density (Wh/kg) LiFeBO3 LiVPO4F LiMnPO4 LiNi0.5Mn1.5O4 HE-NMC Li2MnSiO4(2Li) NMC811 NCA FeF2 CoF2 NiF2 FeF3

QuantumScape Zero Li Anode-free Architecture

Improved cost, energy density, safety



Conventional Liquid Battery
Anode Current Collector
Graphite / Silicon Anode
Liquid Electrolyte
Porous Separator
Cathode Active
Liquid Electrolyte
Cathode Current Collector
QuantumScape Solid-State Battery
Discharged
(as manufactured)
Charged
Anode Current Collector
Lithium-Metal
Solid-State Separator
Cathode Active
Catholyte
Cathode Current Collector
1
2
3
1 Anode-free Manufacturing
Anode-free cell design with lithium plated during charge cycles
2 Solid-State Separator
Ceramic electrolyte with high dendrite resistance
3 Lithium-Metal Anode
High-rate cycling of a lithium-metal anode

QuantumScape

QuantumScape Energy Density

Energy-optimized Cell Designs



Cell Mass-specific Energy (Wh/kg)
500
450
400
350
300
250
200
150
100
300
400
500
600
700
800
900
1,000
1,100
Cell Volumetric Energy Density (Wh/L)
Commercialized Chemistries
LFP¹
NMC²
NCA³
NCA or Ni-rich NMC + Silicon / Carbon Anode
QuantumScape

QuantumScape

Source: Argonne National Laboratory; Management estimates

[1] Lithium, iron, and phosphate [2] Nickel, manganese, and cobalt [3] Nickel, cobalt, and aluminum

QuantumScape

Lithium metal architecture addresses multiple requirements simultaneously

Energy	Significantly increases volumetric and gravimetric energy density by eliminating graphite/silicon anode host material.
Fast Charge	Enables <15-minute fast charge (0 to 80%) by eliminating lithium diffusion bottleneck in anode host material.
Life	Increased life by eliminating capacity loss at anode interface.
Safety	Eliminates organic separator. Solid-state separator is nonflammable and noncombustible.
Cost	Lower cost by eliminating anode host material and manufacturing costs.

Previous Attempts Have Been Unsuccessful

X = challenge

	Lithium Metal Anode							
	Organics				Inorganics			
Separator Requirements	Ionic liquids	Additives / Protected Layer	Gel	Polymer	Sulfides	Phosphates & Perovskites	Garnets	LiPON, borohydrides
1 Conductivity	X			X				X
2 Separator-Anode ASR		X	X	X		X	X	
3 Lithium metal stability	X		X			X		
4 Dendrite resistance	X	X	X	X	X	X	X	X

Also must be thin and continuously processed at low cost over large area

QuantumScape

VideoVideo

QuantumScape

Existing separators only work under severely compromised conditions

Low Current Density while Charging • Low Cathode Loading or Low C-rate	Slow Charge
Low Cycle Life • < 800 cycles	Life
Limited Temperature Range • Elevated only	Cost Complexity
Requires Excess Lithium	Low Energy

QuantumScape

QuantumScape Material & Cell

CERAMIC SOLID-STATE SEPARATOR



SINGLE LAYER POUCH CELL


QuantumScape
85mm
70mm

QuantumScape

Fast Charging Fast 100 <15 min 80% Charge Charging QS 90 Commercial target Fast charge capability 80 exceeds commercial targets 70 with commercial area single layer prototype 60 ~40 min 80% Charge C/Si anode, Li-Ion 50 80% Charge in 15 minutes. Lithium Ion batteries currently 40 only get to <50% in 15 minutes 30 20 Commercial area (70x85mm) prototype 2 10 Zero Excess Li, 3.2mAh/cm , Single Layer 30 °C 0 0 10 20 30 40 50 60 Time [min] Lithium Ion QuantumScape C/Si anode Single Layer Cell State of charge [%]Fast Charging Fast 100 <15 min 80% Charge Charging QS 90 Commercial target Fast charge capability 80 exceeds commercial targets 70 with commercial area single layer prototype 60 ~40 min 80% Charge C/Si anode, Li-Ion 50 80% Charge in 15 minutes. Lithium Ion batteries currently 40 only get to <50% in 15 minutes 30 20 Commercial area (70x85mm) prototype 2 10 Zero Excess Li, 3.2mAh/cm , Single Layer 30 °C 0 0 10 20 30 40 50 60 Time [min] Lithium Ion QuantumScape C/Si anode Single Layer Cell State of charge [%]

2 Current density [mA/cm ] Material Performance: Extreme high rate lithium plating Dendrite Resistance Material entitlement exists for Li/Li symmetric cell 2-min charge Single Layer full charge in <5 min 25C rate 45 °C 2 >100mA/cm Solid-state separator resists dendrites even at very high current density 15-minute charge 4C Rate Based on solid-state 2 16mA/cm separator material testing Previous solid-state Cumulative charge 0 1 2 3 4 5 6 2 [mAh/cm ] Lithium plated 20 25 30 0 5 10 15 [μm] Voltage [V]2 Current density [mA/cm ] Material Performance: Extreme high rate lithium plating Dendrite Resistance Material entitlement exists for Li/Li symmetric cell 2-min charge Single Layer full charge in <5 min 25C rate 45 °C 2 >100mA/cm Solid-state separator resists dendrites even at very high current density 15-minute charge 4C Rate Based on solid-state 2 16mA/cm separator material testing Previous solid-state Cumulative charge 0 1 2 3 4 5 6 2 [mAh/cm ] Lithium plated 20 25 30 0 5 10 15 [μm] Voltage [V]

OEM Track Cycle Power Passed simulated OEM- specified track cycle with commercial area prototype QS solid state cells can 10 20 30 40 50 60 70 deliver aggressive Time (s) automotive power profiles 100 80 Li-ion C/Si anode 60 40 Commercial area (70x85mm) prototype 2 Zero Excess Li, 3.2mAh/cm , Single Layer 15 min fast charge to 80% SOC at 45 °C 20 (~280 mi in 15 min for 350-mile range BEV) High power track profile discharge 0 0 200 400 600 800 1000 1200 Cumulative Track Cycles (Laps) Discharge Energy [%] 2 Current density (mA/cm )OEM Track Cycle Power Passed simulated OEM- specified track cycle with commercial area prototype QS solid state cells can 10 20 30 40 50 60 70 deliver aggressive Time (s) automotive power profiles 100 80 Li-ion C/Si anode 60 40 Commercial area (70x85mm) prototype 2 Zero Excess Li, 3.2mAh/cm , Single Layer 15 min fast charge to 80% SOC at 45 °C 20 (~280 mi in 15 min for 350-mile range BEV) High power track profile discharge 0 0 200 400 600 800 1000 1200 Cumulative Track Cycles (Laps) Discharge Energy [%] 2 Current density (mA/cm )

Cycle Life Battery Life 100 Meets commercial target with commercial area single layer prototype 80 Commercial target: 800 cycles, 80% fade Cycling with >80% energy EV Battery Warranties 1 Today (240,000 miles) 60 retention in 800+ cycles (still on test) 40 Chart based on accelerated testing (3x automotive rates) Commercial area (70x85mm) prototype 20 2 Zero Excess Li, 3.2mAh/cm , Single Layer 1C charge and discharge 30 °C 0 Cumulative 0 100 200 300 400 500 600 700 800 Cycle Index Miles driven 30k 90k 0 60k 120k 210k 240k 150k 180k 100kWh BEV 1) Source: MyEV.com and Tesla.com Discharge energy [%]Cycle Life Battery Life 100 Meets commercial target with commercial area single layer prototype 80 Commercial target: 800 cycles, 80% fade Cycling with >80% energy EV Battery Warranties 1 Today (240,000 miles) 60 retention in 800+ cycles (still on test) 40 Chart based on accelerated testing (3x automotive rates) Commercial area (70x85mm) prototype 20 2 Zero Excess Li, 3.2mAh/cm , Single Layer 1C charge and discharge 30 °C 0 Cumulative 0 100 200 300 400 500 600 700 800 Cycle Index Miles driven 30k 90k 0 60k 120k 210k 240k 150k 180k 100kWh BEV 1) Source: MyEV.com and Tesla.com Discharge energy [%]

Material Performance: Extreme low temperature operation Low Temp Operability shown at lower 4.5 end of automotive 4 temperature range with single 3.5 layer prototype (30 x 30 mm) 3 Significant capacity is 2.5 -30 °C -20 °C -10 °C 0 °C accessible even at C/Si anode 2 Li-ion -30° Celsius -25 °C 1.5 1 30x30 mm, Single Layer Charge: C/3 at 30 °C 0.5 Discharge: C/3 at low temp 0 0 20 40 60 80 100 120 140 160 Active Specific Capacity [mAh/g] Voltage [V]Material Performance: Extreme low temperature operation Low Temp Operability shown at lower 4.5 end of automotive 4 temperature range with single 3.5 layer prototype (30 x 30 mm) 3 Significant capacity is 2.5 -30 °C -20 °C -10 °C 0 °C accessible even at C/Si anode 2 Li-ion -30° Celsius -25 °C 1.5 1 30x30 mm, Single Layer Charge: C/3 at 30 °C 0.5 Discharge: C/3 at low temp 0 0 20 40 60 80 100 120 140 160 Active Specific Capacity [mAh/g] Voltage [V]

Cell Performance: Low temperature life Low Temp Cycling with commercial area single layer prototype at low temperature (-10° Celsius) Note: cells still on test Commercial area (70x85mm) prototype 2 Li-free, 3.2mAh/cm , Single Layer C/5 charge and C/3 discharge -10 °CCell Performance: Low temperature life Low Temp Cycling with commercial area single layer prototype at low temperature (-10° Celsius) Note: cells still on test Commercial area (70x85mm) prototype 2 Li-free, 3.2mAh/cm , Single Layer C/5 charge and C/3 discharge -10 °C

Material Performance: Inherent stability with metallic lithium Thermal Stability Solid state separator is not combustible and has high thermal stability Lithium anode is chemically stable with separator and foil, even when molten Based on solid-state separator material testing Unlike a liquid electrolyte, QS solid-state separator has no appreciable reaction with molten lithium metal 2mW/mgMaterial Performance: Inherent stability with metallic lithium Thermal Stability Solid state separator is not combustible and has high thermal stability Lithium anode is chemically stable with separator and foil, even when molten Based on solid-state separator material testing Unlike a liquid electrolyte, QS solid-state separator has no appreciable reaction with molten lithium metal 2mW/mg

A message from Volkswagen Dr. Frank Blome Head of the Battery Center of Excellence of Volkswagen AGA message from Volkswagen Dr. Frank Blome Head of the Battery Center of Excellence of Volkswagen AG

Previous Lithium Metal Cells Have Been Commercially Unsuccessful

	Lithium Metal Anode						
	Organics		Inorganics				
			Sulfides				
Performance Requirements	Liquids	Polymers	I	II	Oxides	QuantumScape	Performance Implication
1 Charge rate	X	X		X	X	✓ 4C fast charge	Fast charge
2 Cycle life	X			X	X	✓ >800 cycles	Vehicle life & cost of ownership
3 30 °C operation		X	X	X		✓ 30 °C cycling	Cold temperature driving
4 Anode-free	X	X	X	X	X	✓ Li-free	Energy density (excess lithium required)

Today's Panel Discussions

Moderator



Dr. David Danielson
- Managing Director, Breakthrough Energy Ventures
- Precourt Energy Scholar, Stanford
- Former Head of US DOE EERE Program

Battery Science Panel



Dr. Stanley Whittingham
- Co-Inventor of the Lithium-Ion Battery
- 2019 Chemistry Nobel Prize Winner
- Distinguished Professor of Chemistry, Binghamton University (SUNY)
- Member QuantumScape Science Advisory Committee



Dr. Paul Albertus
- Former head, US DOE ARPA-E IONCS Solid-State Battery program
- Assistant Professor of Chemistry, University of Maryland



Dr. Venkat Viswanathan
- Battery expert, former lithium-air researcher
- Assistant Professor of Mechanical Engineering, Carnegie-Mellon University
- Member QuantumScape Science Advisory Committee



Dr. Tim Holme
- Founder and Chief Technology Officer, QuantumScape
- Research Associate, Stanford
- Ph.D. & MS Mechanical Engineering, Stanford

Commercial Impact on the EV Market



JB Straubel
- Co-founder and CEO of Redwood Materials
- Co-founder and Former Chief Technology Officer, Tesla
- Board Member, QuantumScape



Dr. Jürgen Leohold
- Board Member, QuantumScape
- Former Head Group Research, Volkswagen
- Former Professor Vehicle Systems and Electrical Engineering, University of Kassel
- Board Member, QuantumScape

QuantumScape

26

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